INCOME TAXES - Net deferred tax assets resulting from differences between financial accounting basis and tax basis of assets and liabilities (Details) - USD ($)	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2019
INCOME TAXES
Advertising expenses		$ 67,925
Provision for loan loss	$ 5,539,854	3,754,257
Provision for accounts receivable and contract assets		15,698
Net operating loss carry forwards	1,004,821	422,446
Total deferred tax assets	6,544,675	4,260,326
Less: Valuation allowance	$ (6,544,675)	$ (4,260,326)	$ 0